                                 Exhibit Section
                                 Exhibit (10.2)

                             MASTER LEASE AGREEMENT
                                   NO. 0031293
              THIS MASTER LEASE AGREEMENT is by and between FIRSTAR EQUIPMENT FINANCE, a division of Firstar Bank, National Association ("Lessor") and CHAMPION INDUSTRIES, INC. ("Lessee").

      1. DEFINITIONS. For purposes of this MLA: (a) "SCHEDULE" shall mean each Lease Schedule executed by the parties now or hereafter, and all riders, attachments and documents pertaining thereto; (b) "EQUIPMENT" shall mean all units of equipment and other property described in the Schedule(s), together with all accessories, upgrades, additions, substitutions, replacement parts, tools, software licenses, contract rights, subleases, permits, licenses, chattel paper, warranty and maintenance agreements and general intangibles pertaining thereto now or hereafter arising, and all proceeds from any of the foregoing (including any insurance proceeds); and (c) "MLA" shall mean this Master Lease Agreement and all Schedules, and any other written agreements by and between Lessor and Lessee with respect to this MLA, the Schedule(s) or the Equipment plus any insurance agreements regarding the Equipment, any opinions of counsel, any disclaimers regarding the Equipment, and any guaranties and/or letters of credit relating to Lessee's obligations under the MLA, and any amendments to any of the foregoing. Additional capitalized terms are defined in the Schedule or herein.

      2. LEASE OF EQUIPMENT. Subject to the conditions set forth herein, Lessee agrees to lease from Lessor the Equipment described in each Schedule. By executing and delivering a Schedule hereunder to Lessor, Lessee agrees and acknowledges that all Equipment related thereto has been specifically selected by and delivered to Lessee, that Lessee has had a reasonable opportunity to inspect the Equipment, and that Lessee has unconditionally and irrevocably accepted the Equipment as conforming in all respects based solely on Lessee's own information and judgment, and Lessee agrees that it will not reject or revoke its acceptance of the Equipment for any reason. In the event Lessor orders the Equipment at the direction of Lessee, Lessor shall have no liability to Lessee for any delay or failure by the manufacturer/vendor to deliver any of the Equipment to Lessee or the condition of the Equipment. Notwithstanding anything to the contrary herein, Lessor is not obligated to lease any item of Equipment to Lessee in the event that Lessee has not obtained the appropriate license, permit, and certificate as required under federal, state or local environmental laws.

      3. TERM OF LEASE AND RENT. The term of each lease of the Equipment is described in each Schedule and commences upon the date Lessee accepts the Equipment in accordance with Section 2 above. The rent for the Equipment is designated in each Schedule. Lessee shall pay Lessor said rent at the times set forth in each Schedule and at the office of Lessor (unless Lessor designates in writing otherwise). In addition, if applicable, Lessee shall pay to Lessor interim rent, at the daily equivalent, for the actual number of days from the date of funding to the Commencement Date, as provided for in each Schedule. All payments received by Lessor shall first be applied to any accrued late charge(s) and other non-rental obligations owed by Lessee hereunder, and then to any unpaid rents. All payments hereunder shall be applied to unpaid obligations then due hereunder at Lessor's discretion. In the event Lessee should fail to pay Lessor any Rent within ten (10) days of the due date hereof, or any other sum required to be paid to Lessor within ten ( l 0) days of demand, Lessee shall pay unto Lessor a late payment charge of the greater of 5 percent of the amount of such late payment or $25.00. Time is of the essence as to the payment of Rent and all other monies due Lessor hereunder. THIS MLA AND EACH SCHEDULE ARE NON-CANCELABLE AND NON-TERMINABLE BY LESSEE, AND LESSEE MAY NOT PREPAY ANY RENTS OR OTHER OBLIGATIONS HEREUNDER WITHOUT THE WRITTEN CONSENT OF LESSOR.

      4. USES, MAINTENANCE, AND MODIFICATION OF EQUIPMENT. (a) Lessee shall use the Equipment within its recommended capacities and only for the purpose(s) for which it was designed. Lessee shall comply with all laws, regulations and ordinances relating to the possession and use of the Equipment including, without limitation, job safety, health, fire and environmental laws applicable to the Equipment ("SAFETY LAWS"). At Lessee's expense, Lessee shall maintain the Equipment in good repair and working order, and shall promptly provide all parts, upgrades, modifications, environments and software required or recommended now and hereafter by the manufacturer and supplier of the Equipment ("OEM" and "REQUIRED MODIFICATIONS" respectively) at Lessee's own expense. Lessor shall have no obligation to deliver, install, test, adjust, maintain or service the Equipment or provide substitute or replacement Equipment; and Lessee shall arrange for and bear the full cost of all such matters. At any time upon Lessor's request, Lessee shall provide Lessor with a satisfactory certificate(s) from a qualified third party that the Equipment has been properly maintained per OEM Requirements, contains all Required Modifications and complies with all applicable Safety Laws. As used herein, "OEM REQUIREMENTS" shall include



                               Exhibit (10.2)-p1

                                 Exhibit Section
                                 Exhibit (10.2)

all servicing, modifications and improvements recommended in any manuals, service bulletins and other publications from the OEM now or hereafter as revised or supplemented. During the term of each Schedule, a complete and accurate record of all maintenance, servicing, Required Modifications and Permitted Modifications to the Equipment will be maintained by Lessee (the "Service Records"), and the originals of such Service Records shall be Lessor's property. Upon request during the term of any Schedule, Lessee will allow Lessor to examine and copy the Service Records.

       (b) Without the prior written consent of Lessor and except for Required Modifications, Lessee shall not make any other modifications, additions or improvements to the Equipment unless such modifications do not: (i) impair the originally intended function, capabilities, specifications and performance of any unit of Equipment; (ii) impair any maintenance agreement(s), warranties or licenses with respect to any unit of Equipment; (iii) violate any OEM Requirements; (iv) adversely affect the Equipment's resale value; or (v) cause any damage to any unit of Equipment upon removal; in each case, as determined by Lessor ("PERMITTED MODIFICATIONS"). Lessee also grants Lessor a right of first refusal as to the lease of any Permitted Modifications. Lessee shall remove all Permitted Modifications upon return of the Equipment without damage to the Equipment and so as to cause the Equipment to comply with all Safety Laws and with all OEM Requirements then in effect. All Permitted Modifications and any other accessories attached to the Equipment not so removed upon return of the Equipment shall be deemed the sole property of Lessor.

       (c) Lessee shall not move Equipment without prior Lessor's consent. In such event, Lessee agrees to execute all documents as may reasonably be required by Lessor to effectuate the move of the Equipment.

       5. OWNERSHIP AND INSPECTION OF EQUIPMENT. (a) The Equipment shall at all times remain the exclusive property of Lessor. Lessee shall have no right, title or interest in the Equipment except as expressly set forth herein or under the Schedule. Lessee shall give Lessor immediate notice of any attempt by third parties to seize any unit of Equipment. Lessee shall not change or remove any insignia, lettering or identification on the Equipment; and shall keep for safe-keeping any manuals, drawings, specifications, computer disks, maintenance agreements and service records or any other written information regarding the Equipment (and any associated hardware or software). Lessor may supply Lessee with labels or other markings evidencing Lessor's interest in the Equipment and Lessee shall promptly affix same to the Equipment in a prominent place. Lessee shall maintain the Equipment as removable personal property notwithstanding the fact that the Equipment (or any part thereof) may become attached to, imbedded in, or resting on any real property or any building thereon. At any time during Lessee's ordinary business hours, Lessor, or its agents, upon reasonable notice, shall have the right to enter the premises where the Equipment is located to inspect and/or test the Equipment, and show the Equipment to prospective purchasers and lessees; and Lessee shall cooperate with Lessor in conducting such activities. At any time during the term of any Schedule, Lessee will make the Equipment available for mechanical inspection by the OEM (or other qualified maintenance providers) at Lessor's expense except that Lessee shall bear the cost of such inspection as follows: (i) as provided in Section 11 below; or (ii) if such inspection discloses any material violation of the OEM Requirements as reasonably determined by Lessor. Lessee will remove the Equipment from operation for an adequate period of time to complete each such inspection provided that such inspections do not materially interfere with Lessee's business. Any Equipment not found to be in compliance with the OEM's Requirements will be brought into compliance by Lessee at Lessee's expense within fifteen (15) days of the inspection to the satisfaction of the Lessor.

       (b) If the Equipment is taken out of operation by Lessee for more than thirty (30) days, Lessee shall take all measures prescribed by the OEM and Lessor to place the Equipment in long term storage. During the storage period, Lessee will keep the Equipment under power (unless otherwise agreed in writing by Lessor) and follow the recommendation of the OEM relative to maintenance of the Equipment. Lessee will notify Lessor in writing forty-five (45) days in advance of its intent to place any Equipment in storage. At any time, Lessor, or its agent, shall have the right to enter the premises where the Equipment is being stored to inspect and/or test the Equipment, and show the Equipment to prospective purchasers and lessees; and Lessee shall cooperate with Lessor in conducting such activities.

       6. LOSS OF AND DAMAGE TO THE EQUIPMENT (STIPULATED LOSS VALUE). Until such time as Lessor accepts physical surrender of the Equipment from Lessee in writing, Lessee hereby assumes the entire risk of loss and damage to the Equipment from every cause whatsoever (notwithstanding the existence of any insurance on


                               Exhibit (10.2)-p2

                                 Exhibit Section
                                 Exhibit (10.2)


the Equipment in favor of Lessor). If any unit of Equipment is damaged, Lessee shall place such Equipment in good repair and working order to the satisfaction of Lessor and OEM requirements. If any unit of Equipment is determined by Lessor in its sole discretion to be lost, stolen or damaged beyond repair, Lessee shall (at Lessor's option): (i) replace such Equipment with equipment of equivalent value, utility and characteristics, or (ii) pay Lessor in cash the greater of the Fair Market Value (as defined below) of such Equipment determined by Lessor on any reasonable basis or the "STIPULATED LOSS VALUE" for such unit of Equipment as set forth in the Schedule plus any and all unpaid rents, late charges, taxes and other amounts due. Upon Lessee's payment in good funds of the amount required, this MLA shall terminate with respect to such unit of Equipment and Lessee shall (subject to the rights of any insurer) be deemed the owner of such Equipment "AS IS" and "WHERE IS" WITHOUT ANY WARRANTY (EXPRESS OR IMPLIED) BY LESSOR WITH RESPECT TO ANY MATTER WHATSOEVER (INCLUDING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). "FAIR MARKET VALUE" shall mean the amount of money to be paid for the Equipment by a fully informed and willing buyer/user (including a lessee in possession) from a fully informed and willing seller assuming: (a) an arm's length transaction with neither party under the compulsion to buy or sell; and (b) the Equipment is valued on a fully assembled and operational basis (including therein all necessary deinstallation, reinstallation and engineering costs) and is in the condition required be this MLA, and shall be determined by Lessor in its reasonable discretion.

       7. INSURANCE. a) Lessee shall insure the Equipment to Lessor's satisfaction against all risks of loss and damage, and shall carry comprehensive public liability and property damage insurance satisfactory to Lessor as provided herein and in each Schedule. Lessee shall pay the premiums for all such insurance, and shall deliver to Lessor one or more insurance certificates or other satisfactory written evidence of the required insurance coverage at the time Lessee accepts the Equipment, and annually thereafter. Lessor shall be listed as additional insured and/or loss payee as the case may be for all insurance policies required hereby on the insurance certificate(s) provided to Lessor. Lessor shall have the exclusive right, and Lessee hereby appoints Lessor as Lessee's attorney-in-fact (coupled with an interest), to make and settle any claims under, receive any payments on, and execute and endorse any documents, checks or drafts respecting any insurance (and proceeds therefrom) regarding the Equipment. In the event any insurance proceeds are paid or payable with respect to any unit of Equipment, such insurance proceeds shall be applied (at Lessor's option) toward: (i) the replacement, restoration or repair of such Equipment; or
(ii) satisfaction of Lessee's obligations hereunder.

     b) Lessee agrees to give prompt written notice to Lessor, (within five (5)
days) as to any damage to, or loss of, the Equipment or material damage or personal injury caused by the Equipment. Lessee shall, at its own expense and cost, have the duty and responsibility to make all proofs of loss and take all other steps necessary to effect collections from underwriters for any loss under any of the above mentioned policies. If the Equipment is to be subleased or used by others (subject to Lessor's prior written approval), a special insurance endorsement may be required to permit such use. Lessee further agrees that the property insurer must be licensed to do business in the state of Equipment domicile and have a Best's Key Rating of at least "B+".

       8. PAYMENT OF TAXES, FEES & LESSOR'S EXPENSES. (a) Lessee shall keep the Equipment free and clear of all security interests, liens, encumbrances and claims of any kind; and Lessee shall promptly pay all municipal, state and federal taxes (including unitary taxes, receipts taxes, and apportionment taxes), assessments and/or charges (including any governmental charges to audit Lessor's records regarding this MLA or due Equipment except Lessor's income tax records) which may now or hereafter be imposed regarding the acquisition, ownership, lease, sale, possession, use or transfer of the Equipment; excluding any applicable federal, state taxes imposed on or measured by Lessor's general income except to the extent provided in each Schedule. Lessor shall include the Equipment, except as otherwise directed by Lessor, on Lessor's personal property tax return and Lessee shall reimburse Lessor, upon demand, for all taxes paid by Lessor with respect thereto. At Lessee's own expense, Lessee shall obtain, prepare and deliver to Lessor: (i) all returns and/or filings required by applicable law pertaining to such governmental taxes, assessments, and/or charges; and (ii) all licenses, certificates, registrations and/or permits required for the ownership, possession and/or use of the Equipment ("CERTIFICATES"). Lessee shall maintain and renew all such Certificates, and shall take all necessary steps necessary to avoid the cancellation, suspension and/or revocation of such Certificates, and/or any material adverse amendment thereto.

       (b) Lessee shall promptly pay all costs, charges, expenses and obligations of every kind and nature (including reasonable attorneys' fees of outside and in-house counsel) incurred by or on behalf of Lessor regarding the importation, shipment, delivery, possession, use, lease, tax treatment, return, repossession, storage and transfer of



                               Exhibit (10.2)-p3

                                 Exhibit Section
                                 Exhibit (10.2)

any unit of Equipment whenever and however arising, and for any termination and/or amendment of this MLA or any Schedule, and for the exercise of any rights or remedies with respect to MLA. In the event Lessee fails to procure or maintain the insurance required under Section 7 above, or fails to promptly pay any amounts required to be paid by Lessee herein, Lessor shall have the right (but shall not be obligated) to procure such insurance and/or pay such amounts on behalf of Lessee. In such event, Lessee shall promptly reimburse Lessor for the amount thereof on demand. If Lessee fails to pay any amount(s) when due hereunder, such amount(s) shall accrue interest until paid at 18% per annum or the highest rate permitted by law (whichever is lower).

       9. WARRANTIES. (a) Lessee warrants that it is duly organized and in good standing under the laws of its state of organization; that Lessee is qualified to do business in those states where the Equipment is located; that the execution of this MLA and each Schedule has been duly authorized; and that the execution and performance of this MLA and each or any Schedule by Lessee will not cause Lessee to be in default under any material agreements or in violation of any applicable laws.

       (b) LESSEE REPRESENTS TO LESSOR THAT LESSEE HAS SELECTED THE TYPE, QUANTITY AND SUPPLIER OF THE EQUIPMENT; AND THAT THE EQUIPMENT IS OF A DESIGN, SIZE, QUALITY AND CAPACITY REQUIRED BY LESSEE, AND IS SUITABLE FOR LESSEE'S PURPOSES. LESSOR IS NOT A MANUFACTURER OR SUPPLIER OF THE EQUIPMENT NOR AN AGENT OF THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, AND LESSOR DOES NOT ENDORSE OR PROMOTE ANY ITEM OF EQUIPMENT. NO REPRESENTATIONS OR PROMISES MADE BY ANY MANUFACTURER, SUPPLIER OR DISTRIBUTOR OF THE EQUIPMENT SHALL BE BINDING ON LESSOR. LESSOR MAKES NO WARRANTY OR REPRESENTATION (EITHER EXPRESS OR IMPLIED) TO LESSEE AS TO THE FITNESS POR A PARTICULAR PURPOSE, QUALITY, DESIGN, CONDITION, CAPACIIY, SAFETY, SUITABILITY, MERCHANTABILITY OR PERPORMANCE OF THE EQUIPMENT (INCLUDING ITS CONFORMITY WITH APPLICABLE LAW AND REGULATIONS), TITLE TO THE EQUIPMENT, OR ANY OTHER MATTER WHATSOEVER. LESSEE AGREES THAT THE EQUIPMENT IS LEASED "AS IS" AND "WHERE IS" AND THAT ALL RISKS REGARDING THE EQUIPMENT ARE TO BE BORNE SOLELY BY LESSEE INCLUDING, WITHOUT LIMITATION, ANY LOSSES OR DAMAGES DUE TO ACTS OF GOD, STRIKES, GOVERNMENTAL ACTION OR OBSOLESCENCE. LESSOR SHALL NOT BE LIABLE TO LESSEE OR ANY OTHER PARTY FOR ANY CLAIM OR MATTER PERTAINING TO THE EQUIPMENT WHATSOEVER INCLUDING, WITHOUT LIMITATION, ANY LOSS OR DAMAGE (DIRECT, INDIRECT OR CONSEQUENTIAL) FROM BUSINESS INTERRUPTION, LOSS OF PROFITS, NONDELIVERY OR LATE DELIVERY OF THE EQUIPMENT, IMPROPER INSTALLATION OR DESIGN OF THE EQUIPMENT, FAILURE OR IMPROPER OPERATION OF THE EQUIPMENT, BREACH OF ANY WARRANTY OR REPRESENTATION MADE BY THE OEM OF THE EQUIPMENT, OR ANY INJURY TO PERSONS OR PROPERTY. LESSOR MAKES NO REPRESENTATIONS, WARRANTIES OR PROMTSES WITH REGARD TO THE TAX OR ACCOUNTING TREATMENT OF THIS MLA OR AN LEASE SCHEDULE, OR THE INTERESTS OF LESSOR AND LESSEE AS REGARDS THE EQUIPMENT.

       (c) Lessee acknowledges that it has reviewed and approved all contracts and agreements pertaining to Lessor's acquisition of the Equipment prior to leasing the Equipment, and that Lessee accepts the terms and limitations of any warranties, licenses and/or OEM Requirements contained therein. To the extent assignable by Lessor, all warranties and licenses made by the OEM of the Equipment are hereby assigned to Lessee for the lease term applicable to such Equipment. At Lessee's sole expense and in Lessee's own name only, Lessor hereby authorizes Lessee to enforce any such warranties or licenses made with respect to the Equipment upon written notice to Lessor; and Lessor is under no obligation to enforce any warranties or license regarding the Equipment. Notwithstanding the foregoing, Lessee shall not commence any legal proceedings to enforce any warranty or license except upon the prior written consent of Lessor (which consent shall not be unreasonably withheld). Lessor makes no representations or warranties as to the existence, sufficiency or enforceability of any warranties or licenses regarding the Equipment; and Lessee's sole remedy for any defect in or nonconformity of the Equipment is against the OEM thereof.

       10. INDEMNITY. Notwithstanding the existence of any insurance in favor of Lessor, Lessee shall promptly defend, indemnify and save Lessor harmless from and against: (a) any and all loss of or damage to the Equipment; and (b) any claim, action, demand, proceeding, or liability for any damage, loss, injury, cost or expense (including reasonable attorney's fees) which Lessor may be subject to: (i) relating to the construction, importation, exportation,



                               Exhibit (10.2)-p4

                                 Exhibit Section
                                 Exhibit (10.2)

delivery, installation, ownership, sale, lease, transfer, storage, nonacceptance, rejection, return, or repossession of the Equipment (or any part thereof); (ii) resulting from the use, maintenance, repair, replacement, operation or condition of the Equipment (or any part thereof); (iii) arising by reason of any act or omission of Lessee or Lessee's violation of any law, regulation or ordinance pertaining to the Equipment; (iv) as a result of any claim for patent, copyright, trademark or other proprietary right infringement relating to the Equipment or the use thereof; (v) as a result of any tort, negligence or strict liability claim respecting the Equipment and/or the use thereof (including, without limitation, any contribution and/or subrogation claims relating thereto); or (vi) as a result of any third party claim to the Equipment. The foregoing collectively called the "INDEMNITY CLAIMS." Lessee agrees to give Lessor prompt written notice of any Indemnity Claims described in this Section 10. Notwithstanding the foregoing, Lessee shall not be obligated to indemnify Lessor for any Indemnity Claim to the extent actually and proximately caused by the willful misconduct of Lessor.

       11. RETURN OF EQUIPMENTIRETURN REQUIREMENTS. (a) Absent termination of this MLA (or any Schedule) by default, Lessee will advise Lessor in writing of its decision to return the Equipment at least one hundred eighty (180) days prior to the end of the scheduled termination of each Schedule. Within thirty
(30) days after such notification, Lessee will make the Equipment comply with OEM Requirements and available for examination by prospective buyers and/or lessees, and inspection by Lessor. Upon the termination or cancellation of this MLA or of any Schedule for any reason and at Lessee's expense, Lessee shall disassemble, prepare for shipment and load the Equipment under the supervision of Lessor (or a party designated by Lessor), so that it may be transported in a manner consistent with the OEM's Requirements, industry standards and the Lessor's guidelines except in the event Lessee properly effectuates its purchase and/or reletting of the Equipment as provided for herein. If Lessee does not purchase the Equipment or renew a Schedule, Lessee will store and maintain the Equipment, at Lessee's expense for up to twelve (12) months after the termination date of such Schedule at a location and under conditions reasonably satisfactory to Lessor. Subsequent to any period of storage and at Lessor's request, Lessee shall ship the Equipment including any tooling, attachments, replacements and accretions, at Lessee's expense, to any location designated by Lessor in the continental U.S. per the requirements set forth in this Section. The Equipment will meet all return requirements and be clean and free of all foreign and/or hazardous material, to the satisfaction of Lessor, prior to shipment.

       (b) Upon return, the Equipment shall (i) be in compliance with this MLA, all OEM Requirements and Safety Laws, have all Required Modifications; and (ii) be in such mechanical condition that the Equipment can immediately be reassembled in its original configuration (as originally invoiced to Lessor), placed into service by an operator without the need for any modifications, mechanical repairs, replacement parts, and operate per the OEM Requirements, each as determined in the reasonable opinion of the Lessor. All of the foregoing are the "RETURN REQUIREMENTS." At least fifteen (15) days prior to return of the Equipment, Lessor may elect to have a qualified service technician inspect the Equipment and submit a written report as to the Equipment's condition and compliance with the Return Requirements at Lessee's expense. Lessee will remove the Equipment from operation for an adequate period of time, in the opinion of Lessor, for the purpose of completing such inspection. Any items of Equipment not found to be in compliance with the Return Requirements will be brought into compliance by Lessee prior to return of the Equipment at Lessee's expense. Lessee will return to Lessor the originals of all operator's manuals, maintenance manuals, drawings, computer software and manuals, Service Records and any other materials regarding the Equipment (including any revisions to such materials published during the term of the each Schedule). The Service Records must be legible and contain all the required servicing maintenance and modification information on the Equipment, or Lessor may cause a qualified technician to reconstruct any deficient Service Records at Lessee's expense.

       (c) If for any reason Lessee shall fail to return any unit of Equipment as specified herein, Lessee shall pay to Lessor rent equal to 150% of the Base Rate set forth in the applicable Schedule(s) for each month or fraction thereof that such Equipment remains unreturned ("POST-TERMINATION RENT"). Lessee agrees that such Post-Termination Rent is not a penalty, but liquidated damages for Lessor's inability to take possession of the Equipment for reletting or resale, and for the increased risk of damage to and loss of the Equipment. Acceptance by Lessor of any Post-Termination Rent shall not constitute a renewal of this MLA or the applicable Schedule, nor a waiver of any default under this MLA or the applicable Schedule, nor a waiver of any of Lessor's rights and remedies.

       12. DEFAULT. Any of the following shall constitute an event of default hereunder: (a) Lessee's failure to pay any amounts when due hereunder; (b) the unauthorized removal of any unit of Equipment from the



                               Exhibit (10.2)-p5

                                Exhibit Section
                                 Exhibit (10.2)

location(s)described in the Schedule(s); (c) Lessee's unpermitted assignment of any interest in this MLA or in the Equipment; (d) Lessee (or any guarantor of Lessee's obligations hereunder) making an assignment for the benefit of its creditors, or becoming subject to any proceedings under the U.S. Bankruptcy Code or any state reorganization, receivership, insolvency or dissolution proceedings; (e) the filing of any lien, levy, attachment or judgment affecting the Equipment which has not been released or stayed on appeal within ten (10) business days of Lessee's knowledge thereof, or for which a bond satisfactory to Lessor in the full amount of such lien, levy attachment or judgment has not been obtained in favor of Lessor within ten (10) business days of Lessee's knowledge thereof;
(f) Lessee's failure to cure any breach of any other provision of this MLA within ten (10) business days of Lessee's knowledge thereof or of Lessee's receipt of Lessor's written notice thereof (whichever occurs earlier); (g) Lessee (or any guarantor of Lessee's obligations hereunder) making any misrepresentations to Lessor now or hereafter; (h) Lessee being in default under any other agreement with Lessor or any of its affiliates or under any material third party agreement which has not been cured as provided; (i) any adverse material change in Lessee's financial condition or business operations (or that of any guarantor of Lessee's obligations hereunder), or any material change in the ownership of Lessee in Lessor's reasonable determination; or (j) Lessee or any guarantor dies; or (k) Lessee or any guarantor sells, transfers or disposes of all or substantially all of its assets or property or a material-portion thereof, or merges with any other entity, or engages in any form of corporate reorganization or recapitalization without the prior written consent of Lessor;
(l) Lessee's failure to comply with any covenant, condition or obligation related to this MLA; or (m) Lessee fails to maintain, throughout the term of this MLA, all significant accounts (including, without limitation, all significant operating accounts, demand and time deposit accounts, certificate of deposit accounts and safekeeping accounts) and/or other banking relationships currently established between Lessee and Lessor. Upon an event of default, this MLA and each Schedule shall automatically terminate unless otherwise agreed in writing by Lessor.

       13. REMEDIES/ADDITIONAL COLLATERAL. (a) Upon the occurrence of an event of default hereunder (and regardless of Lessor's termination of this MLA), Lessor shall have the non-exclusive option to (i) declare the present value of the aggregate Rents or the Stipulated Loss Values payable under any or all of the Schedules immediately due and payable; (ii) declare all other amount(s) due Lessor hereunder immediately due and payable; (iii) declare the present value of the Residual Value of all the Equipment to be immediately due and payable (the "RESIDUAL VALUE" of the Equipment for these purposes is deemed to be the greater of twenty percent (20%) of the Equipment's original cost or the Fair Market Value of the Equipment at the end of the originally scheduled lease term determined by Lessor in any reasonable manner; (iv) take possession of the Equipment and remove same from its existing location(s) without further notice to or consent of Lessee, and store and/or dispose (by public sale or otherwise) of the Equipment at its existing location(s) at no charge to Lessor; (v) collect from Lessee all expenses associated with enforcing remedies hereunder including but not limited to reasonable attorney fees, repossession, transportation, storage and remarketing expenses; or (vi) assert any other remedies available to Lessor at law or in equity (including, without limitation, under the Uniform Commercial Code). For purposes of computing present value hereunder, the discount rate shall be a rate per annum equal to the lowest published Ask Yield of any U.S. Treasury Bond, Note or Bill set forth in The Wall Street Journal, Treasury Bonds, Notes and Bills section, having a maturity date closest to the originally scheduled termination date of the applicable Schedule. Any return and/or repossession of the Equipment shall not waive or impair any of Lessor's rights or remedies. Except as otherwise provided for herein or by law, all amount(s) due Lessor after an event of default shall be due and payable without any further notice or demand by Lessor, and without regard to any action taken by Lessor regarding the Equipment. All amounts payable herein by Lessee after the occurrence of an event of default shall bear interest until paid at the rate of 18% per annum or the highest rate permitted by law (whichever is lower). Lessee releases Lessor from any requirement to post a bond or surety regarding any repossession or disposition of the Equipment. Lessee grants the Lessor a security interest and right of setoff against all deposits, account balances and credits with or due from the Lessor (and/or its affiliates) now existing or hereafter arising, and all proceeds thereof.

       b) FOR GOOD AND VALUABLE CONSIDERATION, LESSEE AGREES THAT ALL OF ITS OBLIGATIONS UNDER THE MLA ARE PART OF ALL EXISTING AND FUTURE OBLIGATIONS COVERED BY ANY SECURITY AGREEMENT(S), COLLATERAL AGREEMENT(S), AND MORTGAGE(S) EXECUTED BY LESSEE NOW OR HEREAFTER IN FAVOR OF FIRSTAR BANK, NATIONAL ASSOCIATION, OR ANY OTHER FIRSTAR ENTITY AND ALL COLLATERAL DESCRIBED THEREIN, AND ALL SUCH AGREEMENTS ARE AMENDED BY THIS MLA ACCORDINGLY WITHOUT FURTHER AMENDMENT.



                               Exhibit (10.2)-p6

                                 Exhibit Section
                                 Exhibit (10.2)


       c) In the event Lessor accepts in writing the return of any unit of Equipment, Lessor shall use its reasonable efforts thereafter to sell and/or re-let such Equipment, and Lessee agrees that such attempt shall fully satisfy Lessor's obligation to mitigate its damages. After deducting all expenses of retaking, repairing, holding, transporting, meeting the Return Requirements, selling and/or reletting the Equipment, the net proceeds (if any) from such sale or re-letting by Lessor shall be applied against Lessee's obligations hereunder (without regard to the fact that each Schedule constitutes a separate lease of Equipment). The proceeds of any sale, re-lease or other disposition (if any) shall be applied in the following priorities: (i) First, to pay all Lessor's costs, charges and expenses in taking, removing, holding, meeting the Return Requirements, selling, re-leasing and disposing of the Equipment; (ii) second, to the extent not previously paid by Lessee (or by a guarantor of Lessee's obligations hereunder) to pay Lessor all amounts due from Lessee hereunder;
(iii) third, to reimburse to Lessee (or any guarantor) any sums previously paid as damages to Lessor by Lessee (or such guarantor); and (iv) lastly, any surplus and all other amounts attributable to the Equipment shall be retained by Lessor (except Lessee shall be entitled to such surplus to the extent Lessee has paid any damages requested by Lessor under Section 13(a)(iii) above and the Schedule provides Lessor is entitled to such surplus). Lessor shall have the right to seek a deficiency from Lessee notwithstanding Lessor's repossession or abandonment of the Equipment, or Lessor's sale or reletting the Equipment to a third party and Lessor shall determine the present value of any future committed lease payments due from a third party lessee in its reasonable opinion. After an event of default, Lessee hereby irrevocably appoints Lessor as its attorney-in-fact (coupled with an interest) to do all things necessary to carryout Lessee's obligations under this MLA and with respect to the Equipment. All remedies granted to Lessor herein and at law are cumulative, and may be exercised concurrently or separately. No right or remedy is exclusive of any other right or remedy. Notwithstanding any repossession, reletting or sale of any unit of Equipment by Lessor and/or termination of this MLA, Lessee shall remain fully liable for the performance of its obligations herein. In the event that any Schedule is determined to be a transaction intended to create a security interest within the meaning of UCC-Article 9, then Lessor shall have all of the rights and remedies provided by UCC-Article 9 plus the other remedies provided for herein.

       14. ASSIGNMENT. This MLA shall inure to the benefit of, and shall be binding upon, the successors and assigns of the parties hereto (whether by operation of law or by agreement) except as provided for herein. Any or all of Lessor's rights and obligations under this MLA (or any part thereof) and/or any or all of the Lessor's rights and interest in the Equipment (or any part thereof), may be sold, assigned or pledged to a third party ("ASSIGNEE") without notice to or the consent of Lessee. Lessee agrees that any Assignee may enforce its rights independent of the rights of Lessor or any other Assignee under this MLA and the applicable Schedule. Lessee acknowledges that any such sale, assignment or pledge of any or all of Lessor's rights and/or obligations hereunder and/or rights and interests in the Equipment shall not be deemed to materially change Lessee's duties or obligations hereunder nor increase the burdens or risks imposed on Lessee for purposes of Article 2A of the Uniform Commercial Code. No breach or default by Lessor hereunder shall excuse the full and timely performance by Lessee of its obligations under this MLA or any Schedule to Assignee of Lessor. Lessee agrees to execute a written acknowledgment of the matters set forth herein in favor of (and to the satisfaction of such successor or assignee) upon request. LESSEE SHALL NOT ASSIGN, TRANSFER, OR PLEDGE ANY RIGHT, INTEREST OR OBLIGATION UNDER THIS MLA (OR ANY PART THEREOF) OR ANY RIGHT OR INTEREST IN THE EQUIPMENT (OR ANY PART THEREOF), NOR PERM1T THE EQUIPMENT (OR ANY SCHEDULE) TO BE SUBLEASED OR USED BY ANY PARTY OTHER THAN LESSEE AND ITS EMPLOYEES. ANY SUCH UNPERMITTED ASSIGNMENT, TRANSFER, PLEDGE, OR USE SHALL BE DEEMED A DEFAULT HEREUNDER. TO THE EXTENT THIS MLA OR ANY SCHEDULE IS ASSIGNABLE OR ASSUMABLE BY OPERATION OF LAW WITHOUT THE CONSENT OF LESSOR, THIS MLA AND ALL SCHEDULES MUST BE ASSIGNED AND/OR ASSUMED TOGETHER IN THEIR ENTIRETY. At Lessor's sole discretion (and without notice to or consent of Lessee), Lessor may sell a participation in this MLA and any Schedule and may distribute information regarding Lessee and this MLA to potential participants.

15. NET LEASE/FINANCE LEASE. a) THIS MLA CONSTITUTES A NET LEASE, AND LESSEE'S OBLIGATION TO PAY THE RENTS AND OTHER AMOUNTS DUE HEREUNDER (AND THE CONTINUING EFFECTIVENESS AND ENFORCEABILITY OF THIS MLA) ARE ABSOLUTE, UNCONDITIONAL AND INDEPENDENT OBLIGATIONS NOT SUBJECT TO ABATEMENT, DIMINUTION, SUSPENSION, DEFERMENT, REDUCTION OR OFFSET FOR ANY REASON INCLUDING WITHOUT LIMITATION: (1) ANY CLAIMS OF LESSEE AGAINST LESSOR, OR THE OEM OF THE EQUIPMENT; (2) ANY DEFECT IN, DAMAGE TO, OR LOSS OR DESTRUCTION OF ANY UNIT OF EQUIPMENT HOWEVER




                               Exhibit (10.2)-p7

                                 Exhibit Section
                                 Exhibit (10.2)


ARISING; OR (3) ANY INTERFERENCE WITH LESSEES USE OF ANY UNIT OF EQUIPMENT BY ANY THIRD PARTY (INCLUDING ANY GOVERNMENTAL BODY). IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT ALL RENTS AND OTHER AMOUNTS PAYABLE BY LESSEE TO LESSOR HEREUNDER SHALL CONTINUE TO BE PROMPTLY AND UNCONDITIONALLY PAID IN ALL EVENTS.

b) Lessee acknowledges that this MLA constitutes a "finance lease" under UCC
Article 2A in all respects, and that Lessor's sole obligations to Lessee hereunder is not to interfere with Lessee's quiet enjoyment of the Equipment so long as Lessee is not in default hereunder. Subject to the foregoing sentence and to the extent permitted by law, Lessee unconditionally and irrevocably waives any and all rights and remedies against Lessor at law or in equity (including, without limitation, any rights and remedies granted Lessee under Article 2A of the Uniform Commercial Code and/or the right to reject any Equipment or repudiate this MLA).

c) In the event any lease transaction covered by this MLA is deemed to be a "secured transaction", Lessee grants Lessor a security interest and lien on all Equipment and other property related to such transaction contemporaneous with Lessee's entering into such transaction with Lessor, and the Lessor shall have all the rights of a secured party under UCC Article 9 as to such transaction.

16. ADDITIONAL DOCUMENTS AND INFORMATION. Lessee shall execute and deliver to Lessor such other documents as Lessor may reasonably deem necessary to evidence or protect Lessor's interests in the Equipment and Lessor's rights under this MLA. Lessee authorizes Lessor to file, at Lessor's option, any such instruments (including financing statements and certificates of title) without Lessee's signature and if such signature is required by law, Lessee appoints Lessor as Lessee's attorney-in-fact to execute such items, in Lessee's name without restriction, and Lessor's expenses with respect thereto shall be payable by Lessee upon demand. Upon request by Lessor, Lessee shall verify in writing the exact location of the Equipment and identify any unit of Equipment moved since the date of any previous verification, and provide Lessor with maintenance information regarding the Equipment. Lessee shall furnish Lessor with (a) audited year end financial statements from a public accounting firm reasonably satisfactory to Lessor within one hundred twenty (120) days after the end of its fiscal year, and (b) company prepared quarterly financial statements within forty-five (45) days of the end of each quarter, and such other financial information as Lessor may from tune to time request. Lessee hereby warrants and represents that all financial statements heretofore and hereafter delivered to Lessor by or upon behalf of Lessee have been and will be prepared in accordance with generally accepted accounting principles consistently applied, and all statements and data submitted to Lessor in connection with this MLA and each Schedule shall be complete and accurate in all respects.

17. GOVERNING LAW & CONSTRUCTION. (a) This MLA and each Schedule shall be construed without regard to any presumption or rule requiring construction against the party causing this MLA to be drafted. If more than one Lessee is named in this MLA (or any Schedule), the liability of such Lessees shall be joint and several. If any provision of this MLA or the application thereof to any party is held invalid or unenforceable for any reason, the other provisions of this MLA and their application shall be unaffected thereby, and shall remain in full force and effect. No delay on the part of Lessor in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or remedy by Lessor hereunder shall preclude any further exercise thereof (or the exercise of any other right, power, or remedy). THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS MLA SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA (IRRESPECTIVE OF SUCH STATE'S CHOICE OF LAWS RULES). THE PARTIES AGREE THAT THE MLA AND EACH SCHEDULE ARE DEEMED TO BE EXECUTED, EFFECTIVE AND PERFORMED IN THE STATE OF MINNESOTA BY VIRTUE OF LESSOR EXECUTING AND ACCEPTING THE MLA AND EACH

SCHEDULE IN SUCH STATE AND ALL RENTAL PAYMENTS BEING PAID TO LESSOR IN SUCH STATE. ALL CLAIMS AND OTHER MATTERS RELATING TO THIS MLA AND THE EQUIPMENT (AS BETWEEN LESSOR AND LESSEE) SHALL BE HEARD IN ANY STATE OR FEDERAL COURT LOCATED IN HENNEPIN COUNTY, MINNESOTA; AND THE PARTIES HEREBY CONSENT TO THE PERSONAL JURISDICTION OF SUCH COURTS, AND WA1VE TRIAL BY JURY. Nothing in this section shall affect or impair Lessor's right to serve legal process in any manner or Lessor's right to bring any action or proceeding against Lessee or the Equipment in the courts of any other jurisdiction. THIS MLA AND EACH SCHEDULE REPRESENTS THE ENTIRE AGREEMENT OF THE PARTIES AND THEIR PROVISIONS SHALL NOT BE


                               Exhibit (10.2)-p8

                                 Exhibit Section
                                 Exhibit (10.2)


MODIFIED, SUPPLEMENTED OR WAIVED IN ANY MANNER EXCEPT BY THE WRITTEN CONSENT OF THE PARTIES.

       (b) ALL OF LESSEE'S OBLIGATIONS TO LESSOR NOW EXISTING OR HEREAFTER ARISING UNDER THE MLA AND ALL SCHEDULES HERETO ARE SECURED BY ALL THE EQUIPMENT COVERED BY THIS MLA (TO THE EXTENT NOT OWNED BY LESSOR), NOTWITHSTANDING THE INDEPENDENCE OF THE INDIVIDUAL SCHEDULES OR THE DATE OF THEIR EXECUTION.

       18. NOTICES. The giving of all notices required herein shall be sufficient if made in writing and delivered personally, sent via facsimile (transmission confirmed) or mailed to the party involved at the address hereinafter set forth below (or at such other address as each party may provide in writing). If mailed, such notice shall be deemed given when deposited in the U.S. mail fully addressed with postage prepaid.

        19. SURVIVAL OF OBLIGATIONS. The indemnity and reimbursement obligations set forth in this MLA shall survive termination of this MLA and each Schedule, and satisfaction of Lessee's obligations hereunder.

Dated and accepted this ____day of _______, 20__. Accepted this 12th day of January, 2001.

LESSEE:                                       LESSOR:
CHAMPION INDUSTRIES, INC.                     FIRSTAR EQUIPMENT
FINANCE, A DIVISION OF
2450-90 FIRST AVE                             FIRSTAR BANK, NATIONAL
ASSOCIATION
HUNTINGTON, WV 25728                          400 HIGHWAY 169 SOUTH,
SUITE 300
                                              ST. LOUIS PARK, MN 55426

By:  /s/ Todd R. Fry                          By:  /s/ Mathew F. Iacobucci
     ---------------                               -----------------------
Print Name:  Todd R. Fry                      Print Name: Mathew F. Iacobucci
             -----------                                  -------------------
Title:  Vice President and CFO                 Title:
        ----------------------                       ------------------------








                             LEASE SCHEDULE NO. 001
                  TO MASTER LEASE AGREEMENT NO. 0031293 ("MLA")
                    BY AND BETWEEN FIRSTAR EQUIPMENT FINANCE,
           A DIVISION OF FIRSTAR BANK, NATIONAL ASSOCIATION.("LESSOR")
                      AND THE UNDERSIGNED LESSEE ("LESSEE")

A.       LEASE TYPE:  FINANCE LEASE

B. EQUIPMENT LEASED: Lessee confirms that the Equipment described in Attachment A hereto has been delivered to Lessee; that the Equipment is of the size, design, capacity and manufacture selected by Lessee and meets the provisions of any purchase agreements pursuant to which Lessor has acquired title the Equipment and Lessee irrevocably accepts said Equipment "as-is, where-is" for all purposes of the MLA as of the date executed by Lessee.



                               Exhibit (10.2)-p9

                                 Exhibit Section
                                 Exhibit (10.2)


C.       TOTAL EQUIPMENT COST:  $4 l 5,454.69.

D. TERM: The term of this Lease Schedule ("Schedule") commences on JANUARY 20, 2001, ("Commencement Date") and expires on JANUARY 20, 2006 ("Base Term"). Unless sooner terminated as set forth in the MLA and at Lessor's option, this Schedule shall be automatically renewed (at Lessor's option) in its entirety on a semiannual basis ("Renewal Term") unless Lessee gives Lessor written notice of non-renewal one hundred eighty (180) days prior to the expiration of the Base Term of this Schedule (and of any Renewal Term).

E. RENT: As rent for the Equipment described in this Schedule, Lessee shall pay Lessor 60 consecutive rent payments of $8,322.00 ("Rent"), plus any applicable use tax. The first Rent payment shall be due on JANUARY 20, 2001 and the remaining Rent payments shall be due on the same day of every month thereafter during the Base Term of this Schedule (and any Renewal Term).

F. LOCATION: The Equipment shall be domiciled at the locations attached hereto as Attachment A and shall not be removed therefrom without the prior written consent of Lessor.

G. LEASE RENEWAL OR PURCHASE: Provided Lessee shall have complied with all terms and conditions of the MLA and provided Lessee shall not be in default as defined in Section 12 the MLA, Lessee shall, at least one hundred eighty (180) days prior to the expiration of the Base Term (or any Renewal Term) of the MLA, notify Lessor of its intent to exercise one of the following options (except as provided in Section D above):

       1. PURCHASE: Lessee hereby gives notice to Lessor of its intention to purchase the Equipment at the end of the Base Term. Lessee and Lessor hereby agree that all and not less than all of the Equipment will be purchased on an "AS IS, WHERE-IS" basis at a cost of $1.00 at the expiration of the Base Term. Payment for the purchase of the Equipment must be received by certified check or wire transfer on or before the expiration date of the Base Term with any applicable sales tax. Lessee shall pay all taxes, fees, costs, expenses, and other charges of any kind pertaining to its purchase of the Equipment and shall be purchased "AS IS WHERE IS" WITH NO WARRANTIES (EXPRESSED OR IMPLIED) AS TO ANY MA1TER WHATSOEVER, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT THAT NO SECURITY INTEREST, LIEN OR ENCUMBRANCE AGAINST SUCH EQUIPMENT HAS BEEN CREATED BY OR THROUGH LESSOR; or

       2. RENEWAL: In the event this Schedule has been renewed by Lessee as provided in Section D herein, Lessee shall pay to Lessor a rental payment equal to that set forth in Section E herein during the Renewal Term. This rental payment shall be due and payable on the same day of each month, as was established in Section D above during the Renewal Term. In all other respects, this Schedule and the MLA shall remain unchanged, and in full force and effect, during the Renewal Period.

H.     ADDITIONAL INSURANCE REQUIREMENTS:

       1. PROPERTY OR PHYSICAL DAMAGE INSURANCE will be "comprehensive" or "all risk" coverage. Insured values must be equal to the greater of the Equipment cost or the Fair Market Value of the Equipment at all times, and valuation of loss must be on a replacement cost basis. Such policy providing insurance for damage to the Equipment shall name "Firstar Bank, National Association and/or its assigns" as loss payee as Lessor's interest may appear and shall not have a deductible amount in excess of $5,000 or other policy limitations unsatisfactory to Lessor without the express written consent of Lessor.

       2. GENERAL AND/OR AUTO LIABILITY INSURANCE shall have minimum limits of $1,000,000 general aggregate, $1,000,000 per occurrence, $1,000,000 per personal injury and $1,000,000 per products - completed operations aggregate and shall have no deductible without the express written consent of Lessor. Such policy must include (a) Lessee as the named insured; (b) "broad form" general liability coverage or similar form (including, but not limited to, premises and operations, products and completed operations, employees as insureds, blanket contractual liability, personal injury and advertising liability), with owners and contractors coverage, if necessary; (c) thirty (30) day prior written



                               Exhibit (10.2)-p10

                                 Exhibit Section
                                 Exhibit (10.2)

            notice of cancellation, non-renewal or adverse material change must be given to Lessor by the insurer and/or the agent.

I. STIPULATED LOSS VALUE: The Stipulated Loss Values during the Base Term (and any Renewal Term) of this Schedule for each unit of Equipment lost, stolen, destroyed or damaged beyond repair as determined by Lessor ("Stipulated Loss Values") are set forth in Attachment B hereto.

J.     ADDITIONAL PROVISIONS: The Lessee and Lessor further agree as follows:
None.

K. INCORPORATION BY REFERENCE/ORAL MODIFICATIONS: The MLA executed by Lessee is incorporated herein in its entirety, and Lessee hereby reaffirms all of the representations and warranties contained in said MLA. This Schedule constitutes a separate and independent lease of property from any other Lease schedule. If any provisions of this Schedule conflict with any provisions of the MLA, the provisions of this Schedule shall prevail.

LESSEE:                                 LESSOR:
CHAMPION INDUSTRIES, INC.               FIRSTAR EQUIPMENT
FINANCE, A DIVISION OF
                                        FIRSTAR BANK, NATIONAL ASSOCIATION

By:  /s/ Todd R. Fry                     By:  /s/ Mathew F. Iacobucci
     ---------------                          -----------------------
Print Name:  Todd R. Fry                 Print Name:  Mathew F. Iacobucci
             -----------                              -------------------
Title:  Vice President and CFO           Title:  Vice President
        ----------------------                   --------------
Date:  1/17/01                           Date:  1/12/01
       -------                                  -------






                               Exhibit (10.2)-p11

                                 Exhibit Section
                                 Exhibit (10.2)


                                  ATTACHMENT A
                              EQUIPMENT DESCRIPTION

EQUIPMENT DESCRIPTION                                      ORIGINAL COST              EQUIPMENT DOMICILE
---------------------                                      -------------              ------------------
COUNTY
------
(2) COLOR 20 1/2 X 29 1/8 OFFSET PRINGT PRESS                $223,552.75              1515 CENTRAE PKWY
HAMILTON
WITH ALL STANDARD EQUIPMENT AND                                                       CINCINNATI, OH 45214
ACCESSORIES

(2) MAXI TOPAZ BOARD                                           23,944.66

(1) 600DPI IRIS INICJET PROOFER 14't X 21" IMAGE               45,821.62
SIZE W/ NEW FX INCLUDES: MACBETH
SPRECTORNLINE SPECTROL SPECTROSCAN,
PROOFER INSTALLABLE, CYE-K-70921 ARCSV
ADV BKU SW, CYE K-70926 ARCSV TP LB OPTN,
AHA2940U2W 2940 SCSI CARD, #ADP-J-65880
290U2W W/ MAC KTI, #FDSK6700 18.2GB DISC
DRIVE

(1) IS 90 DESKSD SERVER DUL PT3, 00MHZ, 512MB,                 54,977.22
3-9.1GB, EXTRM Z-SHBY783AAU010lA, (1) AGFA
APIS PCI INTERFACE, (2) FMEM23400 256MB RAM
UPGRADE, (1) FOPT4230 21" COLOR MNTR, (1)
APOG BLT 103 APC IMP, AD, EX (1) INRIP TRAP
TAIPN SW, (1) ECRL 8000 TAIPAN / TRADE, (1) ASF
COBRA TO TAIPAN RIP UPG, (1) TAIPAN 3.1 WITH
PAC BOARD SN; 022010001134 AND (1) COLOR
CENTRAL FOR WIND / INTEL NT VERSION, (2)
FSDK 7200 9.0GB 7200 RPM DISK

(1) IN90 RACK MOUNT INIERSISTE F/ WINDOWS                      67,158.44
NT, (1) NT SERVER SW, (1) 100MHZ 256 MB ECC, (2)
4.3GB UW SCSI DISK, (1) 15" COLOR MONITOR, (l)
IR12-L R2RK UW-2CHN, (6) 18.2GB 14.6" 7200 RAM,
(1) 2.0KVA DESKSIDE UPS7 (1) 40U-I9' EXPN PACK,
(1) IN RACK USER INTF K, (1) RACK MOUNT
KEYBD, K, (1) S6KX2 FAX/ DATA/ V.MD, (1) GNTC II
1000 BASE SX, (1) PRESTIGE PRIME 3-YR FOR
SERVER, (1) TD -260MT, 450MHZ, 64M, (1)
INTERSITE F/W, (1) 128MB RAM UPGRADE, (10 17"
COLOR MONITOR, (1) KEYBOARD ENGLISH, (1)
PRESITGE PRIME 2-YR, (I) 500 GB AIT2 TAPE
LIBRARY, (1) AIT RACK MOUNT KIT, (1) EPSON 740
INKIET, (1) CABLE / PER FOOT, (3) PIMAC
G3/450MHZ /1 289G

                       TOTAL EQUIPMENT COST:                 $415,454.69

NOTE:  THIS EQUIPMENT DESCRIPTION IS NOT ALL INCLUSIVE

Lessee initials /s/ TF              Lessor initials /s/ MI
                ------                              ------




                               Exhibit (10.2)-p12

                                 Exhibit Section
                                 Exhibit (10.2)

                                  ATTACHMENT B
                             STIPULATED LOSS VALUES

THIS ATTACHMENT B is to that certain Lease Schedule No. 001 between Firstar Equipment Finance, a division of Firstar Bank, National Association ("Lessor") and CHAMPION INDUSTRIES, INC. ("Lessee"). Terms defined in the MLA and Schedule shall have the same meanings when used herein. Stipulated Loss Values are calculated by multiplying original Equipment Cost by the Stipulated Loss Value Percentage as of the preceding Rent payment date.

                           Rent       Stipulated         Rent        Stipulated
                        Payment       Loss Value      Payment        Loss Value
                           Date       Percentage         Date        Percentage
                  --------------------------------------------------------------
                        2/20/01           102.39      8/20/03             57.70
                        3/20/01           101.06      9/20/03             56.03
                        4/20/01            99.72     10/20/03             54.35
                        5/20/01            98.37     11/20/03             52.65
                        6/20/01            97.02     12/20/03             50.95
                        7/20/01            95.65      1/20/04             49.23
                        8/20/01            94.27      2/20/04             47.50
                        9/20/01            92.88      3/20/04             45.76
                       10/20/01            91.48      4/20/04             44.01
                       11/20/01            90.08      5/20/04             42.25
                       12/20/01            88.66      6/20/04             40.49
                        1/20/02            87.23      7/20/04             38.71
                        2/20/02            85.79      8/20/04             36.92
                        3/20/02            84.34      9/20/04             35.13
                        4/20/02            82.88     10/20/04             33.23
                        5/20/02            81.40     11/20/04             31.50
                        6/20/02            79.91     12/20/04             29.67
                        7/20/02            78.40      1/20/05             27.84
                        8/20/02            76.89      2/20/05             25.99
                        9/20/02            75.36      3/20/05             24.12
                       10/20/02            73.81      4/20/05             22.25
                       11/20/02            72.26      5/20/05             20.37
                       12/20/02            70.69      6/20/05             18.48
                        1/20/03            69.10      7/20/05             16.58
                        2/20/03            67.51      8/20/05             14.67
                        3/20/03            65.90      9/20/05             12.75
                        4/20/03            64.28     10/20/05             10.82
                        5/20/03            62.65     11/20/05              8.88
                        6/20/03            61.01     12/20/05              6.92
                        7/20/03            59.36
                  --------------------------------------------------------------


Lessee initials /s/ TF              Lessor initials /s/ MI
                ------                              ------


 * * STIPULATED LOSS VALUES ARE NOT INTENDED FOR PAYOFF OR BUYOUT PURPOSES, BUT
              ONLY AN ESTIMATE OF CASUALTY LOSSES FOR THE EQUIPMENT




                               Exhibit (10.2)-p13

                                 Exhibit Section
                                 Exhibit (10.2)


                      CERTIFICATE OF CORPORATE RESOLUTIONS

The undersigned, (Assistant) Secretary of CHAMPION [NDUSTRIES, INC., a corporation duly incorporated and in good standing under the laws of the State of West Virginia (hereinafter "Corporation"), does hereby certify to Firstar Equipment Finance, a division of Firstar Bank, National Association ("Firstar") as follows:

1. That the undersigned is the duly elected and acting (Assistant) Secretary of the Corporation;

2. That at a meeting of the Board of Directors of the Corporation, duly called and convened, at which a quorum was present throughout, the following resolutions were duly adopted:

       RESOLVED, that this Corporation is hereby authorized to enter into a lease or other financing arrangements with Firstar via a Master Lease Agreement or a Credit and Security Agreement and/or various other agreements (collectively "Finance Agreements") with Firstar upon such terms as the officers of this Corporation deem appropriate. Any officer of this Corporation is hereby authorized to execute and deliver to Firstar Financing Agreements and, from time to time, various Lease Schedules, Promissory Notes, and any other documents deemed necessary or appropriate by Firstar including, without limitation, amendments to any of the foregoing documents and UCC financing statements; and to do all things necessary or appropriate to effectuate the agreements between Corporation and Firstar including, without limitation, pledging and/or granting a security in such assets of this Corporation as Firstar may require from time to time. Execution of such documents by any officer shall be conclusive evidence of such officer's authority, and Firstar shall be under no obligation to make any additional inquiry of such officer's authority or the genuineness of such officer's signature.

       FURTHERMORE, Corporation hereby ratifies and/or confirms (as the case may be) all prior actions of its officers as to any of the foregoing.

       FURTHER RESOLVED, that at the request of Firstar, any officer of this Corporation is authorized to sell to Firstar the property described in any Financing Agreement and related documents; and contemporaneously with such sale, the Corporation warrants to Firstar that title to such property shall be free and clear of all security interests, liens, claims, charges and other encumbrances of any other party and, if applicable, is authorized to lease such property back from Lessor pursuant to the above described Master Lease Agreement. Further resolved, that if this Corporation shall be in default under said Financing Agreements or any other Agreement with Firstar, that any officer of this Corporation is authorized to surrender to Firstar the property subject to the Financing Agreements and any assets of this Corporation pledged to Firstar without the further consent of Board of Directors and/or the shareholders of this Corporation

       FURTHER RESOLVED, that Firstar may rely on these resolutions until the same have been rescinded by: Corporation and written notice of such rescission received by Firstar (or its assignee) by certified mail. Such rescission shall have no effect on the validity of any agreements executed and/or the acts of any officer or this Corporation undertaken prior to Firstar's receipt of such notice.

3. That the above-described resolutions are in full force and effect as of the date of this Certificate of Corporate Resolutions, and have not been amended or rescinded in any matter. Furthermore, the provisions of said resolution do not violate any provision of the Articles of Incorporation or the By-Laws of this Corporation, or applicable law.

       IN WITNESS, WHEREOF, the undersigned has caused this Certificate of Corporate Resolutions to be executed this 22nd day of January, 2001.

(Corporate Seal if Applicable)                 /s/ Toney K. Adkins
                                               -------------------
                                               (Assistant) Secretary


                               Exhibit (10.2)-p14